Exhibit 3.34

CERTIFICATE OF

LIMITED PARTNERSHIP OF

CASH AMERICA MANAGEMENT L.P.

THE UNDERSIGNED, FOR THE PURPOSE OP FORMING A LIMITED PARTNERSHIP (THE “PARTNERSHIP”) UNDER THE DELAWARE REVISED UNIFORM LIMITED PARTNERSHIP ACT, DOES HEREBY EXECUTE AND FILE THIS CERTIFICATE OF LIMITED PARTNERSHIP OF CASH AMERICA MANAGEMENT L.P. AS FOLLOWS:

1. Name of Partnership. The name of the Partnership is Cash America Management L.P.

2. Registered Office and Registered Agent. The address of the registered office of the Partnership is 1013 Centre Road, Wilmington, Delaware. The registered agent for service of process is Corporation Service Company, whose address is the same as the registered office.

3. General Partners. The name, mailing address, and street address of business or residence of each General Partner is as follows:

Cash America Holding, Inc.

306 W. Seventh Street

Suite 1000

Fort Worth, Texas 76102

IN WITNESS WHEREOF, the undersigned, constituting the sole general partner of the Partnership, has executed this Certificate of Limited Partnership this 4th day of December, 1991.

GENERAL PARTNER:

CASH AMERICA HOLDING, INC.

By	/s/ DANIEL R. FEEHAN
Daniel R. Feehan
President

ATTEST:

/s/ DALE R. WESTERFELD
Dale R. Westerfeld
Assistant Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

CASH AMERICA MANAGEMENT L.P.

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is:

CASH AMERICA MANAGEMENT L.P.

SECOND: Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 32 Loockerman Square, Suite L-100, Dover, Delaware 19901, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to The Prentice-Hall Corporation System, Inc.

The undersigned, a general partner of the partnership, executes this Certificate of Amendment on September 30, 1993.

/s/ HUGH SIMPSON
Cash America Holding, Inc., General Partner
By: Hugh Simpson, Vice President

[Submit to the Secretary of State one

(1) executed original of the Certificate.]

[A signature should be in black, but

may be an original signature, or a

facsimile, conformed, or electronically transmitted signature.]

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

CASH AMERICA MANAGEMENT L.P.

CASH AMERICA MANAGEMENT L.P. (hereinafter called the “partnership”), a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the “Act”), for the purpose of amending Certificate of Limited Partnership filed with the office of the Secretary of State of Delaware on December 6, 1991, hereby certifies that:

1. The name of the limited partnership is CASH AMERICA MANAGEMENT L.P.

2. Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 9 East Loockerman Street, Dover, Delaware 19904, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to National Registered Agents, Inc.

The undersigned, a general partner of the partnership, executes this Certificate of Amendment on April 4, 1997.

CASH AMERICA HOLDING, INC., its general partner

/s/ HUGH SIMPSON
HUGH A. SIMPSON

VICE PRESIDENT AND SECRETARY
Printed Name and Title

Return acknowledgment to:

Capitol Corporate Services, Inc.

P.O. Box 1831 Austin TX 78767

800/345/4647

[Submit to the Secretary of State one

(1) executed original of the Certificate.]

[A signature should be in black, but

may be an original signature, or a

facsimile, conformed, or electronically transmitted signature.]

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

CASH AMERICA MANAGEMENT L.P.

CASH AMERICA MANAGEMENT L.P. (hereinafter called the “partnership”), a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the “Act”), for the purpose of amending Certificate of Limited Partnership filed with the office of the Secretary of State of Delaware on December 6, 1991, hereby certifies that:

1. The name of the limited partnership is CASH AMERICA MANAGEMENT L.P.

2. Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 615 South DuPont Highway, Dover, Delaware 19901, County of Kent and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Capitol Services, Inc.

The undersigned, a general partner of the partnership, executes this Certificate of Amendment on October 4, 2000.

CASH AMERICA HOLDING, INC.

/s/ HUGH SIMPSON
General Partner

Hugh A. Simpson, Executive Vice President
Printed Name and Title